UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 24, 2007 (April 18, 2007)
Date of Report (Date of earliest event reported)

NEW RIVER PHARMACEUTICALS INC.
(Exact Name of Registrant as Specified in Charter)

Virginia	000-50851	54-1816479
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1881 Grove Avenue, Radford, Virginia 24141
(Address of principal executive offices, including zip code)

(540) 633-7978
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 18, 2007, Shire plc, a public limited company organized under the laws of England and Wales (“Parent”), issued a press release announcing the expiration of the tender offer (the “Offer”) by Shuttle Corporation (“Purchaser”), a Virginia corporation and an indirect wholly owned subsidiary of Parent, for all outstanding shares of common stock, par value $0.001 per share (the “Shares”), of New River Pharmaceuticals Inc., a Virginia corporation (the “Company”), at a price of $64.00 per Share, net to the seller in cash, without interest (such price per Share, the “Offer Price”), pursuant to the terms of the Agreement of Merger, dated as of February 20, 2007 (the “Merger Agreement”) by and among Parent, Purchaser and the Company.  The Offer expired at 12:00 midnight, New York City time, on Tuesday, April 17, 2007.  Upon expiration of the Offer, Purchaser accepted for payment in accordance with the terms of the Offer all Shares that were validly tendered and not withdrawn prior to expiration of the Offer, and payment for such Shares will be made promptly, in accordance with the terms of the Offer.  Parent and Purchaser have advised the Company that, as of the expiration of the Offer, a total of approximately 35,717,806 Shares were validly tendered to Purchaser and not withdrawn (not including Shares delivered through notices of guaranteed delivery), representing approximately 96.4% of the Shares outstanding.

On April 19, 2007, Purchaser was merged (the “Merger”) with and into the Company pursuant to the terms of the Merger Agreement, with the Company surviving the Merger (the “Surviving Corporation”) as an indirect wholly owned subsidiary of Parent.  As a result of the Merger, each Share then outstanding (other than (i) the Shares owned by Purchaser which have been cancelled and (ii) the Shares owned by Company shareholders who have properly demand appraisal under the Virginia Stock Corporation Act) has been converted into the right to receive an amount in cash equal to $64.00 per Share, without interest, payable to the holder thereof upon surrender of the certificate formerly representing such Share.

As a result of the Merger, the Company no longer fulfills the numerical listing requirements of The NASDAQ Stock Market (“NASDAQ”).  Accordingly, on April 19, 2007, at the Company’s request, NASDAQ filed with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25 thereby effecting the delisting of the Shares from NASDAQ and the deregistration of the Shares under the Exchange Act.  Additionally, the Company filed with the SEC a Certification on Form 15 under the Exchange Act to suspend the Company’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act.

The foregoing description of the Merger pursuant to the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Form 8-K filed by the Company with the SEC on February 23, 2007.  The foregoing description of the Offer is qualified in its entirety by reference to the Tender Offer Statement on Schedule TO filed by Parent and Purchaser with the SEC on

March 2, 2007, as amended, which is included as Exhibit 20.2 hereto and is incorporated herein by reference.

A copy of the press release issued by Parent announcing the expiration of the Offer is included as Exhibit 99.1 hereto and is incorporated herein by reference.  A copy of the press release issued by Parent announcing the completion of the Merger is included as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 5.01.	Change in Control of Registrant.

The information set forth under Item 3.01 above is incorporated herein by reference.

The other information required by Item 5.01(a) of Form 8-K is contained in (i) the Company’s Solicitation/Recommendation Statement on Schedule 14D-9, originally filed with the SEC on March 2, 2007, as subsequently amended, and (ii) the Tender Offer Statement on Schedule TO, originally filed by Parent with the SEC on March 2, 2007, as subsequently amended, and such information is incorporated herein by reference.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Pursuant to the Merger Agreement, upon consummation of the Merger, the directors and officers of Purchaser immediately prior to the consummation of the Merger became the directors and officers, respectively, of the Company, in each case until their successors are duly elected or appointed and qualified.

Item 5.03.	Amendments to Articles of Incorporation of Bylaws; Change of Fiscal Year.

After consummation of the Merger, the Company’s articles of incorporation were amended and restated in their entirety to be identical to the articles of incorporation of Purchaser as in effect immediately prior to the consummation of the Merger (except that the name of the Surviving Corporation set forth therein is “New River Pharmaceuticals Inc.”).  Also, upon consummation of the Merger, the bylaws of the Company were amended and restated in their entirety to be identical to the bylaws of Purchaser as in effect immediately prior to the consummation of the Merger, except that the name of the Surviving Corporation set forth therein is “New River Pharmaceuticals Inc.”

Item 8.01.	Other Events.

The information set forth under Item 3.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 20.1
Solicitation/Recommendation Statement on Schedule 14D-9 of New River Pharmaceuticals Inc. (incorporated by reference in its entirety as originally filed by New River Pharmaceuticals Inc. with the Securities and Exchange Commission on March 2, 2007, as amended).

Exhibit 20.2
Tender Offer Statement on Schedule TO (incorporated by reference in its entirety as originally filed by Shire plc and Shuttle Corporation with the Securities and Exchange Commission on March 2, 2007, as amended).

Exhibit 99.1	Press Release issued by Shire plc on April 18, 2007.

Exhibit 99.2	Press Release issued by Shire plc on April 20, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW RIVER PHARMACEUTICALS INC.

Date: April 24, 2007	By:	/s/ Matthew Emmens
Name: Matthew Emmens
Title: President

EXHIBIT INDEX

Exhibit Number	Description

20.1
Solicitation/Recommendation Statement on Schedule 14D-9 of New River Pharmaceuticals Inc. (incorporated by reference in its entirety as originally filed by New River Pharmaceuticals Inc. with the Securities and Exchange Commission on March 2, 2007, as amended).

20.2
Tender Offer Statement on Schedule TO (incorporated by reference in its entirety as originally filed by Shire plc and Shuttle Corporation with the Securities and Exchange Commission on March 2, 2007, as amended).

99.1	Press Release issued by Shire plc on April 18, 2007.

99.2	Press Release issued by Shire plc on April 20, 2007.